Exhibit 32.2
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Adverum Biotechnologies, Inc. for the fiscal quarter ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John Rakow, in his capacity as Chief Financial Officer, of Adverum Biotechnologies, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Adverum Biotechnologies, Inc.

Date:	August 11, 2022	By:	/s/ John Rakow
John Rakow
Senior Vice President, General Counsel and Acting Chief Financial Officer
(Principal Financial Officer)